UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2025
Date of Report (Date of earliest event reported)

Itron, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-22418	91-1011792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road	Liberty Lake,	WA	99019
(Address of principal executive offices, Zip Code)

(509)	924-9900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 5.07 (below), on May 8, 2025, the shareholders of Itron, Inc. (the Company) approved amendments (the Amendments) to the Company's Amended and Restated Articles of Incorporation (the Articles), effective immediately and, as follows:

•Increasing the authorized shares of common stock from 75,000,000 to 150,000,000 (Article 2)
•Removing language from the Articles relating to the designation of rights and preferences of Series R Participating Cumulative Preferred Stock, of which no shares are outstanding, and the designation is no longer needed (Article 2)
•Amending the Articles to update the name and address of the registered agent (Article 3)
•Including indemnification provisions providing that the Company will indemnify directors and officers to the fullest extent permitted by law (Article 9)

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Articles, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Itron, Inc. (the Company) held its 2025 Annual Meeting of Shareholders (the Annual Meeting) on May 8, 2025. Six proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on March 24, 2025. Each of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One:     The following nominee for Director was elected until her successor is duly elected and qualified:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Diana D. Tremblay	36,052,290	2,208,307	538,300	2,496,286

Diana D. Tremblay was elected to hold office in Class 3 for a term of three years until the Company’s 2028 Annual Meeting.

All independent Directors, except for the Board Chair, serve on at least one committee. For further information regarding the composition of such committees, refer to Itron's investor relations website, at https://na.itron.com/leadership.

Proposal Two:     Approval of the advisory (non-binding) resolution relating to executive compensation.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
37,490,452	1,044,373	264,072	2,496,286

Proposal Three:    Approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
40,916,569	364,977	13,637

Proposal Four:    Approval of amendments to the Company's Amended and Restated Articles of Incorporation to make certain technical and administrative changes.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
41,246,420	28,868	19,895

Proposal Five:    Approval of an amendment to the Company's Amended and Restated Articles of Incorporation to include indemnification provisions.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
37,890,301	891,108	17,488	2,496,286

Proposal Six:     Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2025 fiscal year.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
39,845,778	1,433,311	16,094

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Itron, Inc., as amended effective May 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Itron, Inc.

	By:	/s/ CHRISTOPHER E. WARE
Dated: May 9, 2025		Christopher E. Ware
Senior Vice President, General Counsel and Corporate Secretary